  COMMON STOCK                                             COMMON STOCK

    NUMBER                                                    SHARES

  TUT                       [LOGO OF TUT SYSTEMS]


INCORPORATED UNDER THE LAWS OF           SEE REVERSE FOR CERTAIN DEFINITIONS
    THE STATE OF DELAWARE                 AND A STATEMENT AS TO THE RIGHTS,
                                             PREFERENCES, PRIVILEGES AND
                                                RESTRICTIONS ON SHARES

                                                  CUSIP 901103 10 1

     THIS CERTIFIES THAT


     IS THE RECORD HOLDER OF

 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

                              TUT SYSTEMS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

          /s/ MATTHEW TAYLOR                     /s/ SALVATORE D'AURIA
  CHAIRMAN, CHIEF TECHNICAL OFFICER       PRESIDENT AND CHIEF EXECUTIVE OFFICER
           AND SECRETARY

                                   [SEAL]
                              TUT SYSTEMS, INC.
                                  CORPORATE
                                    SEAL
                                   JULY 6,
                                    1998
                                 *DELAWARE*

COUNTERSIGNED AND REGISTERED:
                   AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                  TRANSFER AGENT AND REGISTRAR

BY
                                                          AUTHORIZED SIGNATURE

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  --  as tenants in common                            UNIF GIFT MIN ACT -- ............. Custodian ..............
     TEN ENT  --  as tenants by the entireties                                            (Cust)                  (Minor)
     JT TEN   --  as joint tenants with rights of                                      under Uniform Gifts to Minors
                  survivorship and not as tenants                                      Act ..................................
                  in common                                                                             (State)
                                                                  UNIF TRF MIN ACT -- ........... Custodian (until age .....)
                                                                                        (Cust)
                                                                                      ............... under Uniform Transfers
                                                                                          (Minor)
                                                                                      to Minors Act .........................
                                                                                                            (State)

                              Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _____________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________

                               _________________________________________________
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                               WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed


By ____________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM, PURSUANT TO
S.E.C. RULE 17Ad-18.